UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2004

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

California (State or Other Jurisdiction of Incorporation)	1-6615 (Commission File Number)	95-2594729 (IRS Employer Identification No.)

7800 Woodley Avenue, Van Nuys, California (Address of Principal Executive Offices)	91406 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 781-4973

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Superior Industries International, Inc. issued a press release on September 20, 2004, updating earnings guidance for the third quarter of 2004, a copy of which is attached as Exhibit 99.1. On September 21, 2004, at 3:00 p.m. PDT, Superior Industries International, Inc. will conduct a webcast presentation at the Banc of America Securities 34th Annual Investment Conference to discuss the third quarter earnings guidance and other financial and operating matters. A question and answer period will follow the presentation. Analysts, investors, stockholders, news media, and the general public are invited to listen to the webcast.

Item 9.01 Financial Statements Exhibits.

c)	Exhibit:

99.1	Press release issued by Superior Industries International, Inc. on September 20, 2004, updating earnings guidance for third quarter of 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC. (Registrant)
Date: September 21, 2004	/s/ R. Jeffrey Ornstein
R. Jeffrey Ornstein
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release, dated September 20, 2004, issued by Superior Industries International, Inc. updating earnings guidance for the third quarter of 2004.